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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 11, 1997



                         DUKE REALTY INVESTMENTS, INC.
          (Exact name of registrant as specified in its charter)


     Indiana                      1-9044              35-1740409
(State or jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)  File Number)       Identification No.)

  8888 KEYSTONE CROSSING, SUITE 1200
     INDIANAPOLIS, INDIANA                               46240
(Address of principal executive offices)              (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 574-3531


                              Not applicable
       (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Exhibit
-------     -------

  1 Terms Agreement dated September 11, 1997, which is being filed pursuant to Regulation S-K Item 601(b)(1) in lieu of filing the otherwise required exhibit to the registration statement on Form S-3 of the Registrant, file no. 333-04695, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.

  8 Tax opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registration Statement and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, is set forth in full in the Registration Statement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DUKE REALTY INVESTMENTS, INC.


Date:  September 11, 1997                  By:    /s/ Dennis D. Oklak
                                               ------------------------
                                               Dennis D. Oklak
                                               Vice President

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